UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SPHERIX INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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One Rockefeller Plaza; 11th Fl.

New York, NY 10020

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 8, 2016

November 4, 2016

To our Stockholders:

Notice is hereby given that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Spherix Incorporated, a Delaware corporation (the “Company,” “we” or “us”), will be held on December 8, 2016, at 12:00 p.m. Eastern time, at the offices of Nixon Peabody LLP, 437 Madison Avenue, 24th Floor, New York, NY 10022, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To elect four (4) directors to serve one-year terms expiring at the 2017 annual meeting of stockholders;

(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016;

(3)	To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals; and

(4)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Pursuant to our bylaws, our Board has fixed the close of business on October 26, 2016 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of our common stock, Series D Convertible Preferred Stock and Series D-1 Convertible Preferred Stock, are entitled to vote at the Annual Meeting. This notice, the Proxy Statement, proxy card and Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”) will be first sent or made available to stockholders on or before November 4, 2016.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. You may also vote your shares over telephone or the internet in accordance with the instructions on the proxy card. Any stockholder attending the Annual Meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS
By:	/s/ Robert J. Vander Zanden
Robert J. Vander Zanden Chairman of the Board

One Rockefeller Plaza; 11th Fl.

New York, NY 10020

PROXY STATEMENT
FOR
2016 ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 8, 2016

Your proxy is solicited by the Board of Directors for our 2016 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on December 8, 2016, at 12:00 p.m. Eastern time, at the offices of Nixon Peabody LLP, 437 Madison Avenue, 24th Floor, New York, NY 10022. Our Company’s principal executive office is located at One Rockefeller Plaza; 11th Fl., New York, NY 10020, and its telephone number is 212-745-1374.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	To elect four (4) directors to serve one-year terms expiring at the 2017 annual meeting of stockholders;

(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016;

(3)	To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals; and

(4)	To transact other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The Board of Directors has fixed the close of business on October 26, 2016 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The notice of the Annual Meeting (the “Notice”), this Proxy Statement, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (“Annual Report”) will be first sent or made available to stockholders on or before November 4, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 8, 2016: THE NOTICE, PROXY STATEMENT, PROXY CARD AND THE ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the 2016 Annual Meeting.

What Is Included in these Materials?

These materials include the Notice, the Proxy Statement, a proxy card and the Annual Report, as filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2016.

What is the Purpose of the Annual Meeting?

This is the annual meeting of the Company's Shareholders. At the meeting, we will be voting upon:

Election of four (4) directors to serve one-year terms expiring at the 2017 annual meeting of stockholders;

Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2016;

Authorization of the adjournment of the Annual Meeting if necessary or appropriate, including solicitation of additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals; and

Transaction of such other business that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

How do Proxies Work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder, and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

Our Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

Spherix Incorporated

One Rockefeller Plaza; 11th Fl.

New York, NY 10020

Attention: Corporate Secretary

Telephone: 212-745-1374

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who Is Entitled to Vote?

Our Board has fixed the close of business on October 26, 2016 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. You can vote at the Annual Meeting if you held shares of our common stock (the “Common Stock”), Series D Convertible Preferred Stock (the “Series D Preferred Stock”) or Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”) (collectively the “Voting Capital”) as of the close of business on the Record Date. Our outstanding classes of Voting Capital presently have following number of votes, in the case of preferred stock subject to the beneficial ownership limitations described below:

Series D Preferred Stock – ten/ninteenths votes per preferred share (as converted, 1 vote for each of 2,487 common stock shares);

Series D-1 Preferred Stock – ten/ninteenths votes per preferred share (as converted, 1 vote for each of 439 common stock shares);

Beneficial ownership limitations on our preferred stock prevents the conversion or voting such preferred stock if the number of shares of Common Stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of Common Stock or other voting stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act, as amended, and the rules thereunder, or the Exchange Act) more than:

4.99% of all the Common Stock outstanding at such time, in the case of Series D Preferred Stock; and

9.99% of all the Common Stock outstanding at such time, in the case of Series D-1 Preferred Stock;

4

As of October 26, 2016, no stockholder’s ownership of our preferred stock had violated the ownership limitations set forth above and, as a result, no reductions of voting rights have been made.

On October 26, 2016, there were 4,820,957 shares of Common Stock outstanding, 4,725 shares of Series D Preferred Stock outstanding, and 834 shares of Series D-1 Preferred Stock outstanding.

A list of stockholders of record entitled to vote at the meeting will be available for inspection at our principal executive offices located at One Rockefeller Plaza; 11th Floor, New York, NY 10020 for a period of at least 10 days prior to the meeting and during the meeting. The stock transfer books will not be closed between the record date and the date of the meeting.

What Is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Equity Stock Transfer, Inc., you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting.  If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have four methods of voting:

1.	Vote by Internet. In addition to the location noted above, the annual meeting will also be available via the Internet at www.virtualshareholdermeeting.com/SPEX16. You will be able to attend the annual meeting online, vote your shares electronically and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/SPEX16.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

4.	Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have four methods of voting:

1.	Vote by Internet. In addition to the location noted above, the annual meeting will also be available via the Internet at www.virtualshareholdermeeting.com/SPEX16. You will be able to attend the annual meeting online, vote your shares electronically and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/SPEX16.

2.	Vote by mail. Mark, date, sign and mail promptly your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

4.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

How Will My Shares Be Voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted as the Board recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy.  Thus, holders of the Voting Capital representing at least 2,411,943 votes must be represented in person or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting.  If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in a street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Proposal 2, the ratification of the appointment of Marcum LLP as our independent registered public accounting firm is a “routine” matter on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the Annual Meeting if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholders affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals, but are included for purposes of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed

Election of four (4) members to our Board of Directors	Plurality of the votes cast (the four (4) directors receiving the most “For” votes)	No

Ratification of the Appointment of Marcum LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2016	A majority of the votes cast	Yes

Adjournment of the Annual Meeting	A majority of the votes case	No

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the election of all directors, and for ratification of the appointment of independent registered public accounting firm.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to our Corporate Secretary, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Spherix Incorporated, One Rockefeller Plaza; 11th Fl., New York, NY 10020, Attention: Secretary. Revocations of proxies must be received prior to the time of the Annual Meeting to serve as an effective revocation of that proxy.

Who Is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the meeting.

What Is the Deadline for Submitting Proposals for Consideration or to Nominate Individuals to Serve as Directors?

Requirements for Stockholder Proposals Relating to Matters Other than Nominations for and Elections of Directors to Be Brought Before the 2016 Annual Meeting of Stockholders. Our stockholders may bring a matter (other than a nomination of a director candidate) before a meeting of stockholders only if such matter is a proper matter for stockholder action and the stockholder has provided timely notice in writing. In accordance with our Bylaws, in order to be timely for the 2016 Annual Meeting, your notice must be delivered to and received by our Corporate Secretary at our principal executive offices at One Rockefeller Plaza; 11th Fl., New York, NY 10020, no later than on the fifth day following the earliest of the date we have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held (x) issued a press release, (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written notice of a proposal of a stockholder matter must contain information regarding such stockholder matter equivalent to the information that would be required under the SEC’s proxy solicitation rules, and also must include the class and number of our shares which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in our shares, whether economic or otherwise, including derivatives and hedges.

Requirements for Director Nominations by Stockholders to Be Brought Before the 2016 Annual Meeting of Stockholders. Nominations of persons for election to our Board shall be made pursuant to timely written proposal of nomination to our Corporate Secretary at the Company’s principal executive offices at the address above. In accordance with our Bylaws, in order to be timely for the 2016 Annual Meeting, your notice must be delivered to and received by our Board not more than five days after the earliest date we have (w) mailed notice to our stockholders that an annual meeting of stockholders will be held (x) issued a press release, (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written proposal of nomination must contain the applicable information set forth in our Amended and Restated By-Laws.

Requirements for Stockholder Proposals Relating to Matters Other than Nominations for and Elections of Directors to Be Brought Before the 2017 Annual Meeting of Stockholders. To be timely for our 2017 annual meeting of stockholders, any written notice of a proposal of a stockholder matter (other than a nomination of a director candidate) must be delivered to and received at our principal executive offices at the address above no later than October 9, 2017 nor earlier than September 9, 2017. If, however, our annual meeting of stockholders is called for a date which is not within thirty days before or after December 8, 2017, any such written notice of a proposal of a stockholder matter must be received by the Board not more than five days after the earliest date we have (w) mailed notice to our stockholders that an annual meeting of stockholders will be held (x) issued a press release, (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written notice of a proposal of a stockholder matter must contain information regarding such stockholder matter equivalent to the information that would be required under the SEC’s proxy solicitation rules, and also must include the class and number of our shares which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in our shares, whether economic or otherwise, including derivatives and hedges.

Requirements for Director Nominations by Stockholders to Be Brought Before the 2017 Annual Meeting of Stockholders. To be timely for our 2017 annual meeting of stockholders, your written proposal of nomination of persons for election to our Board must be delivered to and received at our principal executive offices at the address above no later than October 9, 2017 nor earlier than September 9, 2017. If, however, our annual meeting of stockholders is called for a date which is not within thirty days before or after December 8, 2017, any such written proposal of nomination must be received by the Board not more than five days after the earliest date we have (w) mailed notice to our stockholders that an annual meeting of stockholders will be held (x) issued a press release, (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written proposal of nomination must contain the applicable information set forth in our Amended and Restated By-Laws.

Stockholder Proposals Intended for Inclusion in the Proxy Materials for the 2017 Annual Meeting. Eligible stockholders interested in submitting a proposal intended for inclusion in the Proxy Materials for the 2017 Annual Meeting must have given timely notice thereof in writing to our Corporate Secretary at our principal executive offices no later than close of business not less than 60 nor more than 90 days prior to the anniversary of 2016 Annual Meeting. To be timely for the 2017 Annual Meeting, your notice must be delivered to and received by the Secretary at our principal executive offices no later than July 7, 2017. However, in the event that the annual meeting is called for a date that is not within 30 days of December 8, 2017, to be timely, notice by the stockholder must be so received a reasonable time before we begin to print and send out proxy materials. A stockholder proposal will need to comply with the SEC regulations set forth in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board of Directors will consider stockholder proposals, we reserve the right to omit from our Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Other than Proposal 1, the election to our board of the four (4) nominees set forth herein, our Board members and executive officers do not have any interest in any other Proposal that is not shared by all other stockholders.

Is There an Advisory Vote on Executive Compensation?

No. At our annual meeting of stockholders (held in February 2014), our stockholders approved a proposal that we shall have an advisory vote on executive compensation once every three years. Thus, our next advisory vote on executive compensation will take place at our 2017 annual meeting of stockholders.

PROPOSAL 1:
ELECTION OF DIRECTORS

Directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the four (4) nominees listed below. Although it is not anticipated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of a board of directors requires a plurality of the votes cast at the Annual Meeting.

The current Board of Directors consists of Dr. Robert J. Vander Zanden, Mr. Anthony Hayes, Mr. Jeffrey Ballabon, Mr. Tim S. Ledwick, Mr. Howard E. Goldberg and Eric Weisblum. Messrs. Jeffrey Ballabon and Howard E. Goldberg will not be standing for re-election at the Annual Meeting. Mr. Eric Weisblum was appointed to the Board on August 24, 2016 by the directors then in office in accordance with our Bylaws, in order to fill vacancies caused by the departure of other Board members. The Board has determined that a majority of its nominees, being Messrs. Ledwick, Vander Zanden and Weisblum, and a majority of its current members, which includes in the above list Mr. Ballabon is an independent director within the meaning of the applicable NASDAQ rules.

The following table sets forth the nominees for membership on the 2016-2017 Board of Directors. It also provides certain information about the nominees as of the Record Date.

Nominees for Election to Board of Directors

			Director
Name	Age	Position	Since
Robert J. Vander Zanden	71	Director, and Chairman of the Board	2004
Anthony Hayes	48	Chief Executive Officer and Director	2013
Tim S. Ledwick	59	Director	2015
Eric Weisblum	47	Director	2016

Dr. Robert J. Vander Zanden

Dr. Robert J. Vander Zanden, a Board member since 2004, having served as a Vice President of R&D with Kraft Foods International, brings a long and distinguished career in applied technology, product commercialization, and business knowledge of the food science industry to us. Additionally, Dr. Vander Zanden has specific experience in developing organizations designed to deliver against corporate objectives. Dr. Vander Zanden holds a Ph.D. in Food Science and an M.S. in Inorganic Chemistry from Kansas State University, and a B.S. in Chemistry from the University of Wisconsin – Platteville, where he was named a Distinguished Alumnus in 2002. In his 30-year career, he has been with ITT Continental Baking Company as a Product Development Scientist; with Ralston Purina’s Protein Technology Division as Manager Dietary Foods R&D; with Keebler as Group Director, Product and Process Development (with responsibility for all corporate R&D and quality); with Group Gamesa, a Frito-Lay Company, as Vice President, Technology; and with Nabisco as Vice President of R&D for their International Division. With the acquisition of Nabisco by Kraft Foods, he became the Vice President of R&D for Kraft’s Latin American Division. Dr. Vander Zanden retired from Kraft Foods in 2004. He currently holds the title of Adjunct Professor and Lecturer in the Department of Food, Nutrition and Packaging Sciences at Clemson University, where he also is a member of their Industry Advisory Board. His focus on achieving product and process innovation through training, team building and creating positive working environments has resulted in his being recognized with many awards for product and packaging innovation. Dr. Vander Zanden is not now, nor has he been for the past five years, a director of a public, for-profit company other than us. Dr. Vander Zanden’s executive experience provides him with valuable business expertise which the Board believes qualifies him to serve as a director of the Company.

Anthony Hayes

Mr. Anthony Hayes, a director and our Chief Executive Officer since September 2013, has served as the Chief Executive Officer of North South since March 2013 and, from June 2013 until September 2013, as a consultant to our Company. Mr. Hayes was the fund manager of JaNSOME IP Management LLC and JaNSOME Patent Fund LP from August 2012 to August 2013, both of which he co-founded. Mr. Hayes was the founder and Managing Member of Atwater Partners of Texas LLC from March 2010 to August 2012 and a partner at Nelson Mullins Riley & Scarborough LLP from May 1999 to March 2010. Mr. Hayes received his Juris Doctorate from Tulane University School of Law and his B.A. in Economics from Mary Washington College. The Board believes Mr. Hayes is qualified to serve as a director of the Company based on his extensive knowledge of, and experience in, the patent monetization sector, as well as because of his intimate knowledge of the Company through his service as Chief Executive Officer.

Tim S. Ledwick

Mr. Tim S. Ledwick, who joined as a Board Member in 2015, is currently the Chief Financial Officer of Management Health Solutions, a private equity-backed company that provides software solutions and services to hospitals focused on reducing costs through superior inventory management practices. In addition, since 2012 he has served on the board and as Chair of the Audit Committee of Telkonet, Inc. (TKOI) a smart energy management technology company. From 2007 to 2011, Mr. Ledwick provided CFO consulting services to AdvantageResourcing (former Advantage Human Resourcing, Inc.) a $150 million services firm and, in addition, from 2007-2008 also acted as special advisor to The Dellacorte Group, a middle market financial advisory firm focused on transactions between $100 million and $1 billion. From 2002 through 2006, Tim was a member of the Board of Directors and Executive Vice President-CFO of Dictaphone Corporation playing a lead role in developing a business plan which revitalized the company, resulting in the successful sale of the firm and delivering a seven times return to shareholders. From 2001-2002, Mr. Ledwick was brought on as CFO to lead the restructuring efforts of Lernout & Hauspie Speech Products, a Belgium-based NASDAQ listed speech technology company, whose market cap had at one point reached a high of $9 billion. From 1999 through 2001, he was CFO of Cross Media Marketing Corp, an $80 million public company headquartered in New York City, playing a lead role in the firm`s acquisition activity, tax analysis and capital raising. Mr. Ledwick is a member of the Connecticut Society of Certified Public Accountants and received his BBA in Accounting from The George Washington University and his MS in Finance from Fairfield University. The Board believes that Mr. Ledwick’s executive experience and financial expertise qualifies him to serve as a director of the Company.

Eric Weisblum

Mr. Eric Weisblum, who joined as a Spherix Board Member in 2016, is currently CEO and board member of Point Capital Inc., a business development company that primarily invests in small U.S. based companies. In addition to a prolific investor in both public and private companies, Mr. Weisblum provides managerial assistance and guidance to help companies execute on their business strategy. Mr. Weisblum has reviewed, invested, and worked with numerous public and private companies, as well as overseeing the execution of M&A strategy in the micro-cap and small cap markets. Mr. Weisblum also co-founded Whalehaven, a hedge fund that invested in over 100 public companies. Prior to Whalehaven, Mr. Weisblum was employed with M.H. Meyerson & Co. Inc., a full-service financial and investment-banking firm, with individual and institutional accounts. At M.H. Meyerson, Mr. Weisblum traded equities on behalf of numerous established funds, and originated, structured, and placed structured financing transactions. As a result, Mr. Weisblum brings with him almost 20 years experience in structuring and trading financial instruments.

Information Regarding the Board of Directors and Corporate Governance

Directorships

Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interest of our Company and its stockholders.  The Board’s responsibilities include establishing broad corporate policies and reviewing our Company’s overall performance. The Board is not, however, involved in our operating details on a day-to-day basis.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	Compensation	Nominating
Robert J. Vander Zanden	☒	☒	☒	☒

Anthony Hayes
Jeffrey Ballabon	☒	☒	☒	☒
Tim S. Ledwick	☒	☒	☒
Howard E. Goldberg
Eric Weisblum	☒

The current Audit Committee members are Chair, Dr. Vander Zanden, Mr. Weisblum and Mr. Ledwick. The Committee has authority to review our financial records, deal with our independent auditors, recommend financial reporting policies to the Board, and investigate all aspects of our business. The Audit Committee Charter is available for your review on our website at www.spherix.com. Each member of the Audit Committee satisfies the independence requirements and other established criteria of the NASDAQ and the SEC. As previously noted, Mr. Ballabon is not standing for re-election at the Annual Meeting. The Board of Directors has appointed Mr. Weisblum to the Audit Committee. The Board of Directors has determined that Mr. Ledwick qualifies as an audit committee financial expert as defined in the SEC and NASDAQ rules.

The Compensation Committee oversees the compensation for our executive officers and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its current members are Mr. Ballabon, Chair, Dr. Vander Zanden and Mr. Ledwick. As previously noted, Mr. Ballabon is not standing for re-election at the Annual Meeting. The Compensation Committee Charter is available on our website at www.spherix.com.

The Nominating Committee presents and recommends to the Board, for approval by the Board, the proposed Board of Directors for election by the stockholders. Its members are Mr. Ballabon, Chair, Mr. Weisblum and Dr. Vander Zanden. As previously noted, Mr. Ballabon is not standing for re-election at the Annual Meeting. The Board of Directors has appointed Mr. Weisblum to the Nominating Committee. The Nominating Committee Charter is available on our website at www.spherix.com. The Nominating Committee does not have any formal minimum qualifications for director candidates. The Nominating Committee identifies candidates by first evaluating current members of the Board who are willing to continue in service. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s).

Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, attributes pertinent to Company business, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its stockholders which are received prior to any Annual Meeting, including confirmation of the candidate’s consent to serve as a director.

Stockholder Communication

As a stockholder of our Company, you may communicate in writing at any time with the entire Board of Directors or any individual director (addressed to “Board of Directors” or to a named director), c/o Spherix Incorporated, Attention: Secretary, One Rockefeller Plaza; 11th Fl., New York, NY 10020, or via e-mail at info@spherix.com. All appropriate communications will be promptly relayed to the appropriate Directors. Our Corporate Secretary will coordinate all responses.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2015, our Board held a total of 27 regularly scheduled and special meetings, the Audit Committee held 5 meetings and the Compensation Committee held 6 meetings. The Nominating Committee held 0 meetings during 2015.  None of our incumbent directors attended less than 75% of the Board or committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Company does not have a policy with regard to Board members’ attendance at annual meetings. All of our directors attended our last annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Company currently separates the roles of Chairman of the Board and Chief Executive Officer (“CEO”). Although the Board believes the separation of these roles is appropriate for us at this time, the advisability of the separation depends upon the specific circumstances and dynamics of our leadership and may change in the future.

As Chairman of the Board, Dr. Vander Zanden serves as the primary liaison between the CEO and the independent directors and provides strategic input and counseling to the CEO. With input from other members of the Board, committee chairs and management, he presides over meetings of the Board.

Our Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions. Our primary rationale for separating the positions of Board Chairman and the CEO is the recognition of the time commitments and activities required to function effectively as Chairman and as the CEO of a company with a relatively flat management structure. The separation of roles has also permitted the Board to recruit executives into the CEO position who possess skills and experience necessary to lead and grow our Company but who may not have extensive public company board experience.

The Board of Directors has three standing committees—Audit, Compensation and Nominating. The membership of each of the Board committees is comprised of all independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board of Directors meet in executive session at each quarterly board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO communicates frequently with members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Director Independence

Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under current listing standards of NASDAQ. The Board of Directors considers Messrs. Vander Zanden, Ballabon, Ledwick and Weisblum to be “independent” as defined by the applicable NASDAQ rules.

VOTE REQUIRED

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The Board of Directors recommends voting FOR the election to the Board of Directors of each of the above-mentioned nominees.

Executive Officers

The names of our named Executive Officers and their ages, positions, and biographies as of October 26, 2016 are set forth below. Mr. Hayes’ background is discussed under the section Nominees for Election to Board of Directors.

Name	Age	Position
Anthony Hayes	47	Chief Executive Officer and Director
Frank Reiner	53	Interim Chief Financial Officer

Mr. Frank Reiner

Mr. Frank Reiner is a seasoned and experienced patent licensing and monetization professional.  Prior to joining Spherix in 2014 Mr. Reiner was located in Silicon Valley and employed as the Vice President of Global Licensing for the Kudelski Group where his primary role was licensing a digital video patent portfolio. Prior to that Mr. Reiner was the Vice President of Patent Licensing and Acquisition for Flextronics International Ltd. where he managed patent assertions made against Flextronics designed products and was responsible for building a defensive patent portfolio via internal innovation, invention and through patent acquisitions.  Previously, Mr. Reiner was a Partner at Intellectual Value Creation Services, LLC whose charter was to work as a patent monetization team for the IP Investment Group at Coller Capital supporting patent acquisitions, sales and licensing both from a technical and business perspective.  Mr. Reiner started his patent and licensing career at InterDigital Communications, LLC as the Senior Director of Licensing where he was responsible for InterDigital’s patent licensing program in the cellular and wireless space. He participated in numerous patent license negotiations and patent infringement litigations, and he supported patent prosecution and the management of existing patent license agreements. Mr. Reiner started his career as a software engineer in the defense industry where he developed high-end aircraft and tank simulators for the U.S. military.  He achieved multiple positions of higher responsibility at General Electric, Martin Marietta and Lockheed Martin.  He received a BS in Computer Science from Embry-Riddle Aeronautical University and an MBA from Villanova University.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our Directors and named Executive Officers, and anyone who beneficially owns ten percent (10%) or more of our Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2015 and (ii) certain written representations of our officers and directors, we believe that the following filings for our current officers and directors required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2015 were not filed in a timely manner:

Code of Ethics

We have adopted a Code of Ethics, which is available on our website at www.spherix.com.

EXECUTIVE COMPENSATION

The following Summary of Compensation table sets forth the compensation of our named Executive Officers for the years ended December 31, 2015 and December 31, 2014.

Summary of Compensation

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compen-sation ($)	Total ($)
Anthony Hayes, President,	2015	350,000	350,000	-	-	-	-	-	700,000
Chief Executive Officer and Director (2)	2014	350,000	250,000	-	805,651	-	-	6,400	1,412,051
Frank Reiner, Interim Chief	2015	254,500	80,000	60,000	-	-	-	-	394,500
Financial Officer (3)	2014	182,917	-	46,700	384,838	-	-	-	614,455
Harvey Kesner, Interim CEO	2015	-	-	-	-	-	-	-	-
and Director (4)	2014	-	-	-	2,244,944	-	-	14,250	2,259,194
Richard Cohen,	2015	120,000	-	-	-	-	-	-	120,000
Chief Financial Officer (5)	2014	240,000	-	-	-	-	-	-	240,000

1.	Awards pursuant to the Spherix Incorporated 2013 Incentive Compensation Plan and 2014 Plan, as amended as a result of the Company’s reverse stock split and expansion of the 2014 incentive plan pursuant to and approved at the special meeting of the stockholders on February 22, 2016.

2.	On January 28, 2014, the Compensation Committee adopted a resolution intended to grant Mr. Hayes 15,789 stock options with a term of five years and an exercise price of $110.77 that would be subject to certain vesting conditions upon agreement of the Compensation Committee and Mr. Hayes. The parties failed to reach agreement prior to the date of the 2014 Annual Report on Form 10-K and accordingly the stock options subject to specific performance targets were determined not to be issued, but may be issued at a future date at the discretion of the Compensation Committee. In accordance with the ASC Topic 718 the failure to finalize performance targets result in the stock options not being considered to have been granted and therefore not outstanding. On April 3, 2014, Mr. Hayes received 26,315 stock options with a term of five years and valued on the date of grant, with 50% vesting immediately and the remaining 50% vesting upon our Company’s receipt of gross proceeds of at least $30 million by April 3, 2015 from an offering of its securities. Since the Performance Condition was not satisfied by April 3, 2015, 13,157 options were forfeited. As a result, $0.4 million of option expense related to this grant were reversed in 2015. On June 30, 2014, Mr. Hayes received a bonus in the aggregate amount of $250,000. On July 3, 2014, Mr. Hayes received 5,263 stock options with a term of five years and an exercise price of $34.01, vesting immediately. Mr. Hayes also received $6,400 in cash for his service as a director of our Company during 2014. All stock options to Mr. Hayes were granted in accordance with ASC Topic 718. On December 16, 2015, the Compensation Committee adopted a resolution to pay Mr. Hayes a bonus of $350,000 in cash since he has achieved the criteria for his 2015 target bonus. As it relates to Mr. Hayes 2014 annual bonus, during the year ended December 31, 2014, the Compensation Committee of the Board of Directors approved a bonus payout of $175,000 for services provided in 2014. Mr. Hayes waived the receipt of $175,000 of accrued 2014 bonus during the year ended December 31, 2015.

3.	On March 14, 2014, Mr. Reiner received 5,263 non-qualified options with a term of 10 years and an exercise price of $88.73. The options vest in 25% increments in quarterly installments beginning July 1, 2014. Also on March 14, 2014, the Company issued 526 restricted shares to Mr. Reiner, with 25% increments vesting in quarterly installments beginning March 14, 2014. On June 19, 2014, Mr. Reiner received additional 2,631 non-qualified options with a term of 10 years and an exercise price of $36.86. The options vested in two equal installments on each of June 19, 2014 and December 19, 2014. All stock options to Mr. Reiner were granted in accordance with ASC Topic 718. On December 22, 2015, the Compensation Committee adopted a resolution to pay Mr. Reiner a 2015 bonus of $40,000 in cash and $60,000 in shares of common stock in respect of his performance for the 2015 fiscal year which, as of the close of trading on December 21, 2015, would have constituted a total of 21,053 shares. The Compensation Committee also adopted to pay Mr. Reiner a deferred 2014 bonus of $20,000 in cash and $20,000 in cash in lieu of common stock for achieving the target in respective employment agreement.

4.	Mr. Kesner served as our interim Chief Executive Officer from February 27, 2013 to September 10, 2013. Mr. Kesner was paid $14,250 as compensation for his Board of Director duties during 2014. During 2013, Mr. Kesner was paid $150,000 as compensation for his CEO duties and $28,300 as compensation for his Board of Director duties. Other Compensation includes $250,000 consulting fee paid to Paradox Capital Partners in 2013, a firm of which Mr. Kesner is manager and member, for services rendered in the merger of North South. Mr. Kesner’s compensation does not include legal fees billed by a law firm with which Mr. Kesner is associated, in the amount of $449,935 and $730,938 as of December 31, 2014 and 2013, respectively. On January 28, 2014, Mr. Kesner received 675,000 stock options with a term of five years and an exercise price of $5.83, vesting in two equal annual installments with 50% vesting immediately on the date of issuance and the remaining 50% on the one-year anniversary of the date of issuance. On April 3, 2014, Mr. Kesner received 200,000 stock options with a term of five years, valued on the date of grant and vesting immediately. Mr. Kesner resigned his positions as Director on May 28, 2014. Pursuant to his resignation, the Board approved the accelerated vesting of 837,500 previously granted stock options to vest on the date of Mr. Kesner’s resignation. All stock options to Mr. Kesner were granted in accordance with ASC Topic 718.

5.	Mr. Cohen was appointed our Chief Financial Officer on January 6, 2014. In consideration for Mr. Cohen’s services, we agreed to pay Chord Advisors LLC (“Chord”), of which Mr. Cohen was chairman, a monthly fee of $20,000 ($5,000 of which was payable in shares of our common stock). In April 2014, we modified this agreement to pay Chord a monthly fee of $20,000 in cash, and no fees were paid to Chord in the form of our common stock. The previous $15,000 payable in shares was forgiven by Chord. Mr. Cohen resigned as a member of Chord and, simultaneously, as a member of our Board on June 30, 2015, and our monthly fee payable to Chord was further reduced to $10,000 per month.

Outstanding Equity Awards at December 31, 2015

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Anthony Hayes	39,472	-	$134.52	4/1/2023
	13,158	-	$54.34	4/3/2019
	5,263	-	$34.01	7/15/2019
Frank Reiner	5,263	-	$88.73	3/15/2024
	2,631	-	$36.86	6/19/2024

Potential Payment upon Termination or Change in Control

Under the April 1, 2016 Employment Agreement with Mr. Hayes, we have agreed to, in the event of termination by us without “cause” or by Mr. Hayes for “good reason”, as result of the Company’s non-renewal of the Employment Agreement, or at the time of the consummation of a change in control, we have agreed to grant Mr. Hayes, in addition to any accrued but unpaid compensation and vacation through the date of termination and any other benefits accrued to him under any benefit plans outstanding at such time and the reimbursement of any documented, unreimbursed expenses incurred prior to such date, (i) twelve (12) months’ base salary at the then current rate to be paid in a single lump sum within thirty (30) days of Mr. Hayes’ termination, (ii) if Mr. Hayes elects continuation coverage for group health coverage pursuant to COBRA, then for a period of twelve (12) months following his termination he will be obligated to pay only the portion of the full cost of the coverage equal to an active employee's share of premiums (if any) for coverage for the respective plan year, and (iii) payment on a pro rata basis of any annual bonus or other payments earned in connection with any bonus plans to which Mr. Hayes was a participant as of the date of termination. In addition, any equity grants shall be immediately vested upon termination of Mr. Hayes’s employment without “cause” or for “good reason.” Pursuant to the January 6, 2014 agreement with Chord mentioned above, as amended on April 29, 2014, in the events of termination of Chord’s engagement, all compensation accrued prior to such termination will become due and payable promptly. Under our March 14, 2014 employment agreement with Mr. Frank Reiner, in the event of a termination of his employment without “cause” or pursuant to the consummation of a change in control, we have agreed to grant Mr. Reiner in addition to reimbursement of any documented, unreimbursed expenses incurred prior to such date, (i) any unpaid compensation and vacation pay accrued during two years commencing on March 14, 2014 or any then applicable extension of the term of Mr. Reiner’s employment, and any other benefits accrued to him under any of our benefit plans outstanding at such time, (ii) twelve (12) months’ base salary at the then current rate to be paid in a single lump sum within sixty (60) days of Mr. Reiner’s termination, (iii) continuation for a period of twelve (12) months of any benefits as extended to our executive officers from time to time and (iv) payment on a pro rata basis of any annual bonus or other payments earned in connection with any bonus plans to which Mr. Reiner was a participant as of the date of termination. In addition, any options or restricted stock shall be immediately vested upon termination of Mr. Reiner’s employment without “cause” or pursuant to a change in control.

Director Compensation

The following table summarizes the compensation of non-employee directors during the year ended December 31, 2015.

	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)
Jeffrey Ballabon (1)	54,600	-	21,713	-	-	-	76,313
Douglas T. Brown (2)	56,400	-	11,665	-	-	-	68,065
Robert J. Vander Zanden (3)	61,600	-	11,665	-	-	-	73,265
Alexander Poltorak (4)	25,300	-	-	-	-	-	25,300
Tim Ledwick (5)	26,500	-	18,025	-			44,525
Howard E. Goldberg (6)	17,875	-	11,806	-	-	40,800	70,481

(1)	Mr. Ballabon was paid $54,600 in compensation for his services as a director. On August 5, 2015, Mr. Ballabon received 3,947* stock options with a term of five years and an exercise price of $4.18, vesting immediately. In addition, on August 5, 2015, Mr. Ballabon received 3,947* stock options with a term of five years and an exercise price of $32.87, vesting immediately.

(2)	Mr. Brown was paid $56,400 in compensation for his duties as a director. On August 5, 2015, Mr. Brown received 3,947* stock options with a term of five years and an exercise price of $4.18, vesting immediately.

(3)	Mr. Vander Zanden was paid $61,600 for his duties as a director. On August 5, 2015, Mr. Vander Zanden received 3,947* stock options with a term of five years and an exercise price of $4.18, vesting immediately.

(4)	Mr. Poltorak was paid $25,300 in compensation for his duties as a director.

(5)	Mr. Ledwick was paid $26,500 in compensation for his services as a director. On July 9, 2015, Mr. Ledwick received 3,947* stock options with a term of five years and an exercise price of $7.22, vesting immediately.

(6)	Mr. Goldberg was paid $17,875 in compensation for his services as a director. On August 14, 2015, Mr. Goldberg received 3,947* stock options with a term of five years and an exercise price of $4.56. 50% of the options vested immediately, and 50% of the options will vest on the first anniversary of vesting commencement date.

*This option number reflects a post-reverse stock split approved by stockholders in February 2016.

All the above stock options were granted in accordance with ASC Topic 718.

Non-employee directors received the following annual compensation for service as a member of the Board for the fiscal year ended December 31, 2015:

Annual Retainer		$25,000		To be paid in cash at May Board Meeting annually.
Stock Options		75,000	*	Options to acquire shares of our Common Stock, pursuant to and subject to the available number of shares under the 2014 Plan, to be granted on the date of our Annual Meeting. The options will have an exercise price equal to the closing price on the trading day immediately preceding the date of issuance and be exercisable for a period of five (5) years and vest immediately.
Board Meeting Fees		$2,500		To be paid for all in-person Board Meetings. Members must be present to be paid.
Committee Meeting Fees		$800		To be paid for all in-person Committee Meetings. Members must be present to be paid.
Teleconference Fees	$ $	800 300		To be paid for all teleconferences called by either the Chairman of the Board, the President, or by the Chairman of the relevant Committee. Members must be on-line to be paid. The fee is $800 for teleconferences during which formal action was taken and $300 for teleconferences during which no formal action was taken.
Additional Retainer		$5,000		To be paid to the Chairman of the Board upon election annually.
Additional Retainer		$3,000		To be paid to the Chairman of the Audit Committee annually.

*This was correct up and through December 31, 2015, but because of the reverse stock split which occurred in February 2016, this resulted in a proportional reduction to 3,947.

On August 10, 2015, the Company entered into a consulting agreement (the “Consulting Agreement”) with Mr. Goldberg (d/b/a Forward Vision Associates, of which Mr. Goldberg is the sole proprietor and owner), on an independent contractor basis, pursuant to which Mr. Goldberg provided, among other services, advisory services to the Company in areas including licensing, litigation and business strategies. The Company paid Mr. Goldberg an agreed upon quarterly retainer amount of $20,400 (calculated on an hourly basis) and, if applicable, upon exhaustion of each quarterly retainer, at an hourly rate paid in equity (for the first 50 hours above the quarterly retainer), and subsequently (if applicable) at an hourly rate thereafter in cash. The agreement also provides that Company is required to reimburse Mr. Goldberg for actual out-of-pocket expenses. The Consulting Agreement has an initial term of one year, unless Mr. Goldberg has completed the desired services by an earlier date or unless the agreement is earlier terminated pursuant to its terms, and was not extended upon completion. The Consulting Agreement was approved by all of the independent directors of the Company, and resulted in actual payments by the Company in 2015 in the amount of $40,800.

Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially as of October 26, 2016 by (i) each person (including any group) known to us to own more than 5% of our Common Stock and (ii) our officers and directors as a group. As of October 26, 2016 there were 4,820,957 shares of Common Stock outstanding. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name of Beneficial Owner	Amount and Nature of Ownership (1)		Percent of Class Beneficially Owned (2)
Executive Officers and Directors
Common	Robert J. Vander Zanden	24,407	(3)	*
Common	Anthony Hayes	61,081	(4)	1.25%
Common	Jeffrey Ballabon	9,868	(6)	*
Common	Tim S. Ledwick	5,921	(7)	*
Common	Howard E. Goldberg	6,573	(8)	*
Common	Frank Reiner	29,524	(9)	*
Common	Eric Weisblum	-		-
Common	All Directors and Officers as a Group (6 persons)	137,374		2.78%

*	Less than 1% of the outstanding shares of the Company common stock.

(1)	Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Based on 4,820,957 shares of our Common Stock outstanding as of October 26, 2016 and takes into account the beneficial ownership limitations governing the Series D Preferred Stock and Series D-1 Preferred Stock. Beneficial ownership limitations on our Series D and D-1 Preferred Stock prevents the conversion or voting of the stock if the number of shares of Common Stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of Common Stock owned by the same holder at the time, the number of shares of Common Stock which would result in such holder beneficially owning more than 9.99% of all of the Common Stock outstanding at such time.

(3)	Includes 7 shares of Common Stock and 24,400 options for purchase of Common Stock exercisable within 60 days of November 1, 2016.

(4)	Includes 1,214 shares of Common Stock and 59,867 options for purchase of Common Stock exercisable within 60 days of November 1, 2016.

(6)	Consists of 9,868 options for purchase of Common Stock exercisable within 60 days of November 1, 2016.

(7)	Consists of 5,921 options for purchase of Common Stock exercisable within 60 days of November 1, 2016.

(8)	Includes 652 shares of Common Stock and 5,921 options for purchase of Common Stock exercisable within 60 days of November 1, 2016.

(9)	Includes 21,630 shares of Common Stock and 7,894 options for purchase of Common Stock exercisable within 60 days of November 1, 2016.

Effective January 24, 2013, our Company and Equity Stock Transfer, LLC, as Rights Agent, entered into a Rights Agreement which provides each stockholder of record a dividend distribution of one “right” for each outstanding share of Common Stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of our Common Stock, or (2) the commencement of a tender offer which would result in an offeror beneficially owning 10% or more of our outstanding Common Stock.  All rights held by an acquirer or offeror expire on the announced acquisition date, and all rights expire at the close of business on December 31, 2017, subject to further extension. Each right entitles a stockholder to acquire, at a price of $7.46 per one one-hundredth of a share of our Series A Preferred Stock, subject to adjustments, which carries voting and dividend rights similar to one share of our Common Stock. Alternatively, a right holder may elect to purchase for the stated price an equivalent number of shares of our Common Stock at a price per share equal to one-half of the average market price for a specified period.  In lieu of the stated purchase price, a right holder may elect to acquire one-half of the Common Stock available under the second option.  The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Agreement. At the discretion of a majority of the Board of Directors and within a specified time period, we may redeem all of the rights at a price of $0.001 per right.  Effective June 15, 2016, the Company and Transfer Online, Inc. (“TOI”) entered into an Assignment and Assumption of Rights Agreement (the “Assignment”) to the Rights Agreement originally entered into between the Company and Equity Stock Transfer (“EST”). The Assignment of the Rights Agreement is to replace EST as the Rights Agent and to appoint TOI as the successor Rights Agent. The Board may also amend any provisions of the Agreement prior to exercise.

Certain Relationships and Related Transactions, and Director Independence

The current Board of Directors consists of Mr. Anthony Hayes, Dr. Robert J. Vander Zanden, Mr. Jeffrey Ballabon, Mr. Tim S. Ledwick, Mr. Howard E. Goldberg and Mr. Eric Weisblum.  The Board of Directors has determined that Dr. Robert J. Vander Zanden, Mr. Jeffrey Ballabon, Mr. Tim S. Ledwick and Mr. Eric Weisblum are independent directors within the meaning of the applicable NASDAQ rules. As previously stated, Messrs. Ballabon and Goldberg will not be standing for re-election at the Annual Meeting. Our Audit, Compensation, and Nominating Committees consist solely of independent directors.

Richard Cohen was appointed our Chief Financial Officer on January 6, 2014. In consideration for Mr. Cohen’s services, we agreed to pay Chord, of which Mr. Cohen served as chairman and an equity owner until June 30, 2015, a monthly fee of $20,000 ($5,000 of which was payable in shares of our common stock). In April 2014, we modified this agreement to pay Chord a monthly fee of $20,000 in cash, and no fees were paid to Chord in the form of our common stock. Mr. Cohen resigned as a member of Chord and, simultaneously, as a member of our Board on June 30, 2015, and our monthly fee payable to Chord was further reduced to $10,000 per month.

As previously noted, the Company entered into a consulting agreement with Mr. Goldberg on August 10, 2015. For a description of the consulting agreement, please see Director Compensation.

We have not adopted written policies and procedures specifically for related person transactions. Our Board of Directors is responsible to approve all related party transactions.

Audit Committee Report

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the NASDAQ Stock Market).  The Audit Committee operates under a written charter, which is available at www.spherix.com and will also be provided in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2015.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Tim S. Ledwick, Chair

Robert J. Vander Zanden

Eric Weisblum

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed Marcum LLP (“Marcum”), to serve as our independent registered public accounting firm for the year ending December 31, 2016. A representative of Marcum is expected to be present at the Annual Meeting with the opportunity to make a statement if desired and to respond to appropriate questions.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.  If the appointment is not ratified, the Board will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table sets forth the fees paid by our Company to Marcum for audit and other services provided in 2015 and 2014.

	2015	2014

Audit Fees	$138,535	$259,070
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$138,535	$259,070

In addition, $138,535 and $259,070 were paid to Grant Thornton in 2015 and 2014, respectively, for certain professional services rendered in connection with the delivery of consents from Grant Thornton required in connection with our SEC filings made in 2015 and 2014 (where financial statements for 2012 and prior as audited by Grant Thornton were required to be included or incorporated by reference).

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2015 and 2014.  Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

VOTE REQUIRED

The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

The Board unanimously recommends a vote FOR ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

PROPOSAL 3:
ADJOURNMENT

At the Annual Meeting, we may ask you to vote on a proposal to adjourn the Annual Meeting if necessary or appropriate in the sole discretion of our Board, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or any adjournment or postponement of the Annual Meeting to approve any of the other proposals.

If at the Annual Meeting the number of shares of our Voting Capital present or represented by proxy and voting in favor of a proposal is insufficient to approve such proposal, then our Board of Directors may hold a vote on each proposal that has garnered sufficient votes, if any, and then move to adjourn the Annual Meeting as to the remaining proposals in order to solicit additional proxies in favor of those remaining proposals.

Alternatively, even if there are sufficient shares of our Voting Capital present or represented by proxy voting in favor of all of the proposals, our Board of Directors may hold a vote on the adjournment proposal if, in its sole discretion, it determines that it is necessary or appropriate for any reason to adjourn the Annual Meeting to a later date and time. In that event, we will ask you to vote only upon the adjournment proposal and not any other proposal.

Any adjournment may be made without notice (if the adjournment is not for more than thirty days and a new record date is not fixed for the adjourned meeting), other than by an announcement made at the Annual Meeting of the time, date and place of the adjourned meeting.

Any adjournment of the Annual Meeting will allow you to revoke any proxies already sent in at any time prior to their use at the Annual Meeting as adjourned.

If we adjourn the Annual Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

VOTE REQUIRED

The affirmative vote of a majority of the Voting Capital present at the Annual Meeting will be required for the approval of this Proposal 3, if necessary or appropriate.

The Board of Directors recommends voting FOR authorization to adjourn the Annual Meeting, if necessary or appropriate.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement.  This means that we can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on March 29, 2016, as amended by Amendment No. 1, filed on Form 10-K/A filed with the SEC on April 1, 2016.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Robert J. Vander Zanden
Robert J. Vander Zanden
Chairman of the Board

SPHERIX INCORPORATED One Rockefeller Plaza; 11th Fl. New York, NY 10020

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SPEX16

You may attend the Annual Meeting via the internet and vote during the Annual Meeting until voting is closed. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M97913-P71181	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPHERIX INCORPORATED	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR Proposals 1 and 2:
	☐	☐	☐

1.	Election of Directors
Nominees:

To be elected for terms expiring in 2017:

01)	Anthony Hayes
02)	Robert J. Vander Zanden
03)	Tim S. Ledwick
04)	Eric Weisblum

		For	Against	Abstain

2.	Ratify the appointment of an independent registered public accounting firm for fiscal 2016.	☐	☐	☐

3.	Authorize the adjournment of the meeting if necessary or appropriate.

4.	Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box	☐
and write them on the back where indicated.

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

To the Stockholders of Spherix Incorporated:

The 2016 Annual Meeting of Stockholders (“Annual Meeting”) of Spherix Incorporated (“Spherix”) will be held as a virtual meeting on Thursday, December 8, 2016, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time, to vote on the following matters:

1.	The election of four directors to the board of directors to serve until the 2017 Annual Meeting;
2.	The ratification of the appointment of Marcum LLP as Spherix’s independent registered public accounting firm for the year ending December 31, 2016;
3.	The authorization of adjournment of the Annual Meeting if necessary or appropriate; and
4.	Any other matters that properly come before the Annual Meeting.

The proxy statement contains information regarding the Annual Meeting, including information on the matters to be voted on prior to and during the Annual Meeting. If you have chosen to view our proxy statements and annual reports over the Internet instead of receiving paper copies in the mail, you can access our proxy statement and 2015 annual report and vote at www.proxyvote.com.

Your vote is important. Whether or not you expect to attend the Annual Meeting, we encourage you to promptly vote these shares by one of the methods listed on the reverse side of this proxy card.

You will be able to attend the Annual Meeting via live audio webcast by visiting Spherix’s virtual meeting website at www.virtualshareholdermeeting.com/SPEX16 on Thursday, December 8, 2016, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials or on your proxy card if you receive materials by mail. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Sincerely,

Anthony Hayes, CEO

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M97914-P71181

PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPHERIX INCORPORATED

The undersigned hereby appoints Anthony Hayes and Frank Reiner, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Spherix Incorporated Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held December 8, 2016 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO PROPOSAL 3, AND SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)